MAC D1086-23A 550 South Tryon Street 23rd Floor Charlotte, NC 28202-4200 wellsfargo.com

2022 Certification Regarding Compliance with Applicable Servicing Criteria

Management of Wells Fargo Commercial Mortgage Servicing, a division of Wells Fargo Bank, National Association, (the “Company”) is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of commercial and multifamily loans (the “Platform”), except for servicing criteria 1122(d)(1)(iii), 1122(d)(3)(i)(B-D), 1122(d)(3)(ii-iv), 1122(d)(4)(ii), and 1122(d)(4)(xv), which the Company has determined are not applicable to the activities it performs with respect to the Platform, as of and for the year ended December 31, 2022. Appendix A to this letter identifies the commercial mortgage and multifamily pools and other structures involving the commercial and multifamily loans constituting the Platform. Appendix B to this letter identifies the applicable servicing criteria with respect to the Platform.

With respect to servicing criteria 1122(d)(4)(xi) and 1122(d)(4)(xii), the Company performs applicable activities covered by these criteria, with respect to the Platform, except the Company has engaged a vendor to perform certain tax payment activities. Such vendor has provided a separate Regulation AB Item 1122 management assessment and attestation for such activities.

With respect to applicable servicing criterion 1122(d)(4)(iii), there were no activities performed during the year ended December 31, 2022 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

With respect to servicing criteria 1122(d)(4)(i), 1122(d)(4)(vi), 1122(d)(4)(xi), and 1122(d)(4)(xii), the Company has engaged various vendors to perform the activities required by these servicing criteria. The Company’s management has determined that none of these vendors is considered a “servicer” as defined in Item 1101(j) of Regulation AB, and the Company’s management has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by the SEC’s Compliance and Disclosure Interpretation (“C&DI”) 200.06, Vendors Engaged by Servicers (C&DI 200.06) (formerly SEC Manual of Publicly Available Telephone Interpretations 17.06). The Company has policies and procedures in place designed to provide reasonable assurance that the vendors’ activities comply in all material respects with the servicing criteria applicable to each vendor. The Company’s management is solely responsible for determining that it meets the SEC requirements to apply C&DI 200.06 for the vendors and related criteria.

The Company’s management has assessed the Company’s compliance with the applicable servicing criteria as of and for the year ended December 31, 2022. In making this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB. Based on such assessment, management believes that, as of and for the year ended December 31, 2022, the Company has complied in all material respects with the servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of the Platform.

The Company has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of December 31, 2022, or for the Reporting Period with respect to the Platform taken as a whole.

The Company has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31, 2022, or for the Reporting Period with respect to the Platform taken as a whole.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to management’s assessment of compliance with the applicable servicing criteria as of and for the year ended December 31, 2022.

February 23, 2023

/s/ Sean Reilly

Sean Reilly

Managing Director,

Commercial Mortgage Servicing

Wells Fargo Bank, National Association

Wells Fargo Bank, N.A.

(logo) Together we’ll go far

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

20 Times Square 2018-20TS	(Pearlmark) Prep Investment Advisors WH	1 WILLIAM STREET CREDIT INCOME
1155 AVE OF THE AMERICAS SERVICING	1166 AVENUE OF AMERICAS 2005-C6	1211 Avenue of the Americas 2015-1211
1345 Aveneu of the Americas Park Ave FB 2005-1	1345FB2005 (COMPANION)	2001-CMLB-1
225 LIBERTY STREET TRUST 2016-225L	225 LIBERTY STREET TRUST 2016-225L Companion	245 PARK AVE TRUST 2017-245P
245 PARK AVE TRUST 2017-245P C	280 PARK AVENUE 2017-280P	299 PARK SERVICING AGREEMENT
3 WORLD TRADE CENTER 2014	7 WORLD TRADE CENTER	7 WORLD TRADE CENTER 2012-WTC COMPANION
733 THIRD SERVICING AGREEMEMNT	7th Peak Capital I, LLC	A10 2013-1 BACK UP SERVICER
ACAM 2019- FL1	ACAM 2019-FL1 COMPANION	ACM 2016-1
ACM TRAFFORD V LLC WAREHOUSE	ACORE ACP II REIT WF LLC	ACORE CAPITAL WAREHOUSE
Acore Credit IV REIT (DB Repo)	ACORE Credit IV REIT (MS) SPV LLC	ACORE Credit IV REIT (WF) SPV LLC
ACORE Credit IV REIT II SPV LLC	ACORE Credit IV TRS, LLC	ACP II REIT MS LLC
ACRE 2017-FL3	ACRE 2021-FL4	AFHT 2019-FAIR
AG MIT CREL (ANGELO GORDON ENTITY) REPO	AHPT 2017-ATRM	AHPT 2018-ATRM

APPENDIX A

AHT 2018-ASHF	AHT 2018-KEYS	ALEN 2021-ACEN
AMERICAN EQUITY INVESTMENT LIF	AMERICOLD 2010-ART	Annaly CRE LLC
AOA 2015-1177	AOA 2021-1177	ARCE 2021-FL4 COMPANION
ARCHETYPE & BARCLAYS REPO	AREF 2 WH BC LLC	AREF 2 WH WF LLC (ARGENTIC)
AREIT 2018-CLO	AREIT 2018-CLO COMPANION	AREIT 2018-CRE2
AREIT 2018-CRE2 COMPANION	AREIT 2019-CRE3	AREIT 2019-CRE3 COMPANION
AREIT 2020-CRE4 CLO	AREIT 2020-CRE4 COMPANION	ARTEMIS REAL ESTATE PARTNERS W
AVATAR WAREHOUSE	Aventura Mall Trust 2018-AVM	Aventura Mall Trust 2018-AVM COMPANION
BACM 2016-UBS10	BACM 2017 BNK3	BACM 2017 BNK3 COMPANION
BA-FUNB 2001-3	BALDR SHERWOOD FUND WH	BAMLL 2013-WBRK
BAMLL 2014-520M	BAMLL 2014-8SPR	BAMLL 2014-FL1 COMPANION
BAMLL 2015-200P	BAMLL 2015-ASTR	BAMLL 2015-HAUL
BAMLL 2016-ASHF	BAMLL 2016-ISQR	BAMLL 2016-SS1

APPENDIX A

BAMLL 2017-SCH	BAMLL 2017-SCH COMPANION	BAMLL 2018-DSNY
BAMLL 2020-BOC	BAMLL 2020-BOC COMPANION	BAMLL 2021-JACX
BANCORP 2016 CRE1	BANCORP 2016 CRE1 COMPANION	BANCORP 2017-CRE2
BANCORP 2017-CRE2 COMPANION	BANCORP 2018-CRE3	BANCORP 2018-CRE3 COMPANION
BANCORP 2018-CRE4	BANCORP 2018-CRE4 COMPANION	BANCORP BANK WAREHOUSE
BANK 2017-BNK4	BANK 2017-BNK4 COMPANION	BANK 2017-BNK5
BANK 2017-BNK5 COMPANION	BANK 2017-BNK6	BANK 2017-BNK6 COMPANION
BANK 2017-BNK7	BANK 2017-BNK7 COMPANION	BANK 2017-BNK8
BANK 2017-BNK8 COMPANION	BANK 2017-BNK9	BANK 2017-BNK9 COMPANION
BANK 2018-BNK10	BANK 2018-BNK10 COMPANION	BANK 2018-BNK11
BANK 2018-BNK11 COMPANION	BANK 2018-BNK12	BANK 2018-BNK12 COMPANION
BANK 2018-BNK13	BANK 2018-BNK13 COMPANION	BANK 2018-BNK14
BANK 2018-BNK14 COMPANION	BANK 2018-BNK15	BANK 2018-BNK15 COMPANION

APPENDIX A

BANK 2019-BNK16	BANK 2019-BNK16 COMPANION	BANK 2019-BNK17
BANK 2019-BNK17 COMPANION	BANK 2019-BNK18	BANK 2019-BNK18 COMPANION
BANK 2019-BNK19	BANK 2019-BNK19 COMPANION	BANK 2019-BNK20
BANK 2019-BNK20 COMPANION	BANK 2019-BNK21	BANK 2019-BNK21 COMPANION
BANK 2019-BNK22	BANK 2019-BNK22 COMPANION	BANK 2019-BNK23
BANK 2019-BNK23 COMPANION	BANK 2019-BNK24	BANK 2019-BNK24 COMPANION
BANK 2020-BNK25	BANK 2020-BNK25 COMPANION	BANK 2020-BNK26
BANK 2020-BNK26 COMPANION	BANK 2020-BNK27	BANK 2020-BNK27 COMPANION
BANK 2020-BNK28	BANK 2020-BNK28 COMPANION	BANK 2020-BNK29
BANK 2020-BNK29 COMPANION	BANK 2020-BNK30	BANK 2020-BNK30 COMPANION
BANK 2021-BNK31	BANK 2021-BNK31 COMPANION	BANK 2021-BNK32
BANK 2021-BNK32 COMPANION	BANK 2021-BNK33	BANK 2021-BNK33 COMPANION
BANK 2021-BNK34	BANK 2021-BNK34 COMPANION	BANK 2021-BNK35

APPENDIX A

BANK 2021-BNK35 COMPANION	BANK 2021-BNK36	BANK 2021-BNK36 COMPANION
BANK 2021-BNK37	BANK 2021-BNK37 COMPANION	BANK 2021-BNK38
BANK 2021-BNK38 COMPANION	BANK 2022-BNK39	BANK 2022-BNK39 COMPANION
BANK 2022-BNK40	BANK 2022-BNK40 COMPANION	BANK 2022-BNK41
BANK 2022-BNK41 COMPANION	BANK 2022-BNK42	BANK 2022-BNK42 COMPANION
BANK 2022-BNK43	BANK 2022-BNK43 COMPANION	BANK 2022-BNK44
BANK 2022-BNK44 COMPANION	BANK OF AMERICA WAREHOUSE	BARCLAYS WAREHOUSE
BASIS (BIG RE SECURITIES II UBS)	Basis (BIG Real Estate Finance II, LLC)	BASIS BIG REAL ESTATE WAREHOUSE
BASIS RE CAPITAL II (REPO)	BASIS UBS AG REPO	Bayview Commercial Mortgage Finance LLC
BAYVIEW WAREHOUSE	BB 2013-TYSN	BBCMS 2015-MSQ
BBCMS 2015-MSQ COMPANION	BBCMS 2016-ETC	BBCMS 2016-ETC COMPANION
BBCMS 2017 C1 Companion	BBCMS 2017-C1	BBCMS 2018-BXH
BBCMS 2018-C2	BBCMS 2018-C2 COMPANION	BBCMS 2018-CHR

APPENDIX A

BBCMS 2018-CHRS COMPANION	BBCMS 2018-EXCL	BBCMS 2018-RRI
BBCMS 2019-C4	BBCMS 2019-C4 COMPANION	BBCMS 2019-CLP
BBCMS 2020-C7	BBCMS 2020-C7 COMPANION	BBCMS 2020-C8
BBCMS 2021-C11	BBCMS 2021-C11 COMPANION	BBCRE 2015-GTP
BBSG 2016-MRP	BB-UBS 2012-SHOW	BB-UBS 2012-TFT
BDS 2018-FL1 COMPANION	BDS 2018-FL2	BDS 2018-FL2 COMPANION
BDS 2019-FL4	BDS 2019-FL4 COMPANION	BDS 2020-FL5
BDS 2020-FL5 COMPANION	BDS 2020-FL6	BDS 2020-FL6 COMPANION
BDS 2021-FL10	BDS 2021-FL10 COMPANION	BDS 2021-FL7
BDS 2021-FL7 COMPANION	BDS 2021-FL8	BDS 2021-FL8 COMPANION
BDS 2021-FL9	BDS 2021-FL9 COMPANION	BDS 2022-FL11
BDS 2022-FL11 COMPANION	BDS 2022-FL12	BDS 2022-FL12 COMPANION
BDS III Mortgage Capital J LLC	BDS III MORTGAGE CAPITAL LLC	BDS IV MORTGAGE CAPITAL B LLC

APPENDIX A

BDS IV MORTGAGE CAPITAL G LLC	BDS IV MORTGAGE CAPITAL J LLC	BDS IV MORTGAGE CAPITAL W LLC
BENCHMARK 2018-B1	BENCHMARK 2018-B1 COMPANION	BENCHMARK 2019-B9
BENCHMARK 2019-B9 COMPANION	BENEFIT REPO	BENEFIT STREET PARTNERS
BENEFIT STREET PARTNERS WH	BERKSHIRE MEZZ	BHMS 2018-ATLS
BHR 2018-PRME	BIG Real Estate Investments II	BLACKROCK WELLS FARGO WH
BLACKSTONE (BRE/MWT)	BMARK 2018- B5	BMARK 2018-B4
BMARK 2018-B4 COMPANION	BMARK 2018-B5 COMPANION	BPR 2021-TY
BPR 2022-OANA	BPR 2022-STAR	BRDIGE BDS III WELLS REPO
BRIDGE CRE 2018-FL1	BRIDGE CRE 2019-FL3	BRIDGE CRE 2019-FL3 COMPANION
BRIGADE CAPITAL MGMT WAREHOUSE	BSB06001	BSC04PWR3
BSC04PWR6	BSC05PWR10	BSC05PWR7
BSC05PWR8	BSC05PWR9	BSC06PWR11
BSC06PWR12	BSC06PWR13	BSC06PWR14

APPENDIX A

BSC07PWR15	BSC07PWR16	BSC07PWR17
BSC07PWR18	BSCM05TOP18	BSCM06TOP22
BSCM06TOP24	BSCM07TOP26	BSCM07TOP28
BSCM07TOP28 (COMPANION) 2_STARWOOD	BSCMS05TOP20 (COMPANION) 1_NYLIFE	BSCMS05TOP20 (COMPANION) 2_HARTFORDLIFE
BSCMS05TOP20 (COMPANION) 3_METLIFE	BSCMS05TOP20 (COMPANION)_LANDESBANK	BSPCC I WAREHOUSE
BSPCC II WAREHOUSE	BSPRT BB FIX WAREHOUSE	BSPRT SUB LENDER II, LLC WH
BSREP 2021-DC	BWAY 2013-1515	BWAY 2015-1740
BX 2018-IND	BX 2021-21M	BX 2021-PAC
BX 2021-VIEW	BX 2021-VINO	BX 2021-XL2
BX 2022-AHP	BX 2022-CSMO	BX 2022-GPA
BXHPP 2021-FILM	BXP 2017-CC	BXP 2017-CC COMPANION
BXP 2017-GM	BXP 2017-GM COMPANION	BXP 2021-601L
BXP 2021-601L COMPANION	BXT 2017-CQHP	CAMB 2019-LIFE

APPENDIX A

CANTOR CRE LENDING LP	CANTOR REPO WITH MET LIFE	CAPITAL LEASE WAREHOUSE-398
CAPITAL LEASE WAREHOUSE-526	CAPITAL SOURCE RELT 2006-A	CAPITAL TRUST, INC
CARMEL PARTNERS	CD 2006-CD2	CD 2006-CD3
CD 2007-CD4	CD 2016 CD2	CD 2016-CD2 COMPANION
CD 2017-CD5	CD 2017-CD5 COMPANION	CD 2017-CD6
CD 2017-CD6 COMPANION	CF RFP SELLER WAREHOUSE	CF TRANS SELLER II WAREHOUSE
CF TRANS SELLER III WAREHOUSE	CFCRE 2016-C3	CFCRE 2016-C3 COMPANION
CFCRE 2016-C4	CFCRE 2016-C6	CFCRE 2016-C6 COMPANION
CFCRE 2017-C8	CFCRE 2017-C8 COMPANION	CG FUNDING I LLC
CG FUNDING II LLC	CG FUNDING IIII LLC	CGCMT 2013-GC15
CGCMT 2013-GC17	CGCMT 2014-GC19	CGCMT 2014-GC21
CGCMT 2014-GC25	CGCMT 2015-101A	CGCMT 2015-GC27
CGCMT 2015-GC27 COMPANION	CGCMT 2015-GC31	CGCMT 2015-GC33

APPENDIX A

CGCMT 2015-GC33 Companion	CGCMT 2015-P1	CGCMT 2015-P1 Companion
CGCMT 2016-C1	CGCMT 2016-C1 COMPANION	CGCMT 2016-GC36
CGCMT 2016-GC37	CGCMT 2016-P3	CGCMT 2016-P4
CGCMT 2016-P4 COMPANION	CGCMT 2017-B1	CGCMT 2017-B1 COMPANION
CGCMT 2017-P7	CGCMT 2017-P7 COMPANION	CGCMT 2017-P8
CGCMT 2017-P8 COMPANION	CGCMT 2018-C6	CGCMT 2018-C6 COMPANION
CGCMT 2019-C7	CGCMT 2019-C7 COMPANION	CGCMT 2019-GC43
CGCMT 2019-GC43 COMPANION	CGMS 2017-MDDR POOL A	CGMS 2017-MDDR POOL B
CGMS 2017-MDDR POOL C	CGRBS 2013-VNO5TH	CHINA ORIENT ENHANCED INCOME
CHT 2017-COSMO	CIBC	CITI REAL ESTATE FUNDING WH
CITIGROUP 2006 C5	CITIGROUP 2007-C6	CITIGROUP 2012-GC8
CITIGROUP 2012-GC8 COMPANION	CITIGROUP 2013-375P	CITIGROUP 2013-375P COMPANION
CITIGROUP 2013-GCJ11	CITIGROUP GLOBAL MARKETS REALTY CORP	CLAROS MORTGAGE TRUST WAREHOUSE

APPENDIX A

CLEARVIEW CAP/MOORES HILL WARHOUSE	CLI INSURANCE SERVICING	CLMT 2016-CLNE
CLNC CREDIT 6 LLC	CLNC Credit 7, LLC	CLNS 2017-IKMZ COMPANION
CMTG GS FINANCE (MACK RE)	CMTG SG Finance LLC	CMTG WF (Mack)
COBALT 2006-C1	COBALT 2007- C3	COBALT 2007-C2
COLONY CDCFIV WAREHOUSE	COLONY COLFINNOMA WAREHOUSE	COLONY NORTHSTAR AMC OPCO WH
Colony Northstar Credit Real Estate Inc	COLONY NSTAR (CLNC Credit 8 LLC) REPO	COLUMN FINANCIAL
COMM 2009-K4	COMM 2010-C1	COMM 2012-CCRE1
COMM 2012-CCRE2	COMM 2012-CCRE3	COMM 2012-CCRE4
COMM 2012-CCRE4 COMPANION	COMM 2012-LC4	COMM 2013-CCRE10
COMM 2013-CCRE10 COMPANION	COMM 2013-CCRE12	COMM 2013-CCRE13
COMM 2013-CCRE6	COMM 2013-FL3 COMPANION	COMM 2013-SFS
COMM 2013-WWP	COMM 2014-277P	COMM 2014-CCRE14
COMM 2014-CCRE14 COMPANION	COMM 2014-CCRE15	COMM 2014-CCRE20

APPENDIX A

COMM 2014-CCRE20 COMPANION	COMM 2014-FL5	COMM 2014-LC15
COMM 2014-LC15 COMPANION	COMM 2014-LC17	COMM 2014-UB6
COMM 2014-UBS3	COMM 2014-UBS3 COMPANION	COMM 2014-UBS5
COMM 2014-UBS5 COMPANION	COMM 2015 -3BP	COMM 2015-CCRE22
COMM 2015-CCRE22 COMPANION	COMM 2015-CCRE23	COMM 2015-CCRE23 COMPANION
COMM 2015-CCRE24	COMM 2015-CCRE24 COMPANION	COMM 2015-CCRE25
COMM 2015-CCRE26	COMM 2015-CCRE26 COMPANION	COMM 2015-LC23
COMM 2015-PC1	COMM 2016-787S	COMM 2016-787S COMPANION
COMM 2016-CCRE28	COMM 2016-DC2	COMM 2016-DC2 COMPANION
COMM 2017-PANW	COMM 2018-HOME	COMM 2018-HOME COMPANION
COMM 2020-CX	COMM 2020-CX COMPANION	COMM07FL14 (COMPANION) 2_SOCIETE GENERAL
COMMUNITY SOUTH BANK PORTFOLIO	CORE 2019-CORE	COUNTRYWIDE 2007-MF1
CPTS 2019-CPT	CPTS 2019-CPT COMPANION	CRE/AFS ESCROW ONLY LOANS

APPENDIX A

CREO LENDING LP	CREO Lending S1 LLC	CREST 2003-2
CS FIRST BOSTON 1998 C2	CSAIL 2015-C2	CSAIL 2015-C2 COMPANION
CSAIL 2015-C4	CSAIL 2016-C7	CSAIL 2017-C8
CSAIL 2017-C8 COMPANION	CSAIL 2018 -CX12	CSAIL 2018-C14
CSAIL 2018-C14 COMPANION	CSAIL 2018-CX12 COMPANION	CSCMT 2007-C2
CSCMT 2007-C3	CSFB 2006-C2	CSFB94CFB1
CSMC 2014-USA	CSMC 2016-NXSR	CSMC 2016-NXSR COMPANION
CSMC 2017-CHOP	CSMC 2017-PFHP	CSMC 2017-TIME
CSMC 2018-SITE	CSMC 2018-SITE COMPANION	CSWF 2018-TOP
CSWF 2021-SOP2	CXP 2022-CXP1	DAVIS COMPANIES WAREHOUSE
DBCCRE 2014-ARCP	DBCG 2017-BBG	DBGS 2018-1
DBGS 2018-C1 COMPANION	DBJPM 2016-C1	DBJPM 2016-C1 COMPANION
DBJPM 2016-SFC	DBJPM 2016-SFC COMPANION	DBUBS 2011- LC3

APPENDIX A

DBUBS 2011-LC1	DBUBS 2011-LC1 COMPANION	DBUBS 2011-LC2
DBUBS 2017-BRBK	DBUBS 2017-BRBK COMPANION	DBWF 2015-LCM
DBWF 2016-85T	DBWF 2016-85T COMPANION	DBWF 2018-AMXP
DCOT 2019-MTC	DCOT 2019-MTC COMPANION	DELPHI CRE FUNDING (ACORE WAREHOUSE)
DEUTSCHE TRUST COMPANY LIMITED	DEXIA REAL ESTATE CAPITAL MARK	DNZN 2020-DNZN
DOLLAR GENERAL	Dolp Trust 2021-NYC	DRAWBRIDGE WAREHOUSE
ELLIOTT WAREHOUSE	ENERGY PLAZA LEASE TRUST 2002	EOCHAIR LLC (SVP GLOBAL)
FG MANAGEMENT (FGUSRED) WAREHOUSE	FII F DEBT ACCT PTE LTD	First Tennessee Bank
FKL 2015-SFR1	FMPRE 2017-KT02	FMPRE 2018-KT03
FNMA World Savings	FORT 2018-1	FORT CRE 2018-1 COMPANION
FORT CRE 2022-FL3	FORT CRE 2022-FL3 COMPANION	FORTRESS (CF TRANS HOLDCO LLC) WAREHOUSE
FORTRESS CF TRANS SELLER IV	FORTRESS CREDIT CORP WAREHOUSE	FORTRESS REPO WITH NATIXIS
FOUR TIMES SQUARE 2006 - 4TS	FREDDIE MAC WHOLE LOAN FUND -H	FREDDIE MAC-NREF Mezz

APPENDIX A

FREDDIE MAC-WHOLE LOAN FUND 20	FREMF 2010-K7	FREMF 2010-K8
FREMF 2010-K9	FREMF 2011 K12	FREMF 2011-K10
FREMF 2011-K11	FREMF 2011-K13	FREMF 2011-K14
FREMF 2011-K15	FREMF 2011-K16	FREMF 2011-KAIV
FREMF 2012-K17	FREMF 2012-K18	FREMF 2012-K19
FREMF 2012-K20	FREMF 2012-K21	FREMF 2012-K22
FREMF 2012-K23	FREMF 2013-K24	FREMF 2013-K25
FREMF 2013-K26	FREMF 2013-K27	FREMF 2013-K28
FREMF 2013-K29	FREMF 2013-K30	FREMF 2013-K31
FREMF 2013-K32	FREMF 2013-K33	FREMF 2013-K34
FREMF 2013-K35	FREMF 2013-K713	FREMF 2013-KS01
FREMF 2014-K36	FREMF 2014-K37	FREMF 2014-K38
FREMF 2014-K39	FREMF 2014-K40	FREMF 2014-K41

APPENDIX A

FREMF 2014-K503	FREMF 2014-K714	FREMF 2014-K715
FREMF 2014-K716	FREMF 2014-K717	FREMF 2014-KF04
FREMF 2014-KF05	FREMF 2014-KS02	FREMF 2014-KX01
FREMF 2015-K1501	FREMF 2015-K42	FREMF 2015-K43
FREMF 2015-K44	FREMF 2015-K45	FREMF 2015-K46
FREMF 2015-K47	FREMF 2015-K48	FREMF 2015-K49
FREMF 2015-K50	FREMF 2015-K51	FREMF 2015-K718
FREMF 2015-K719	FREMF 2015-K720	FREMF 2015-K721
FREMF 2015-KF09	FREMF 2015-KF10	FREMF 2015-KF11
FREMF 2015-KS03	FREMF 2016-K504	FREMF 2016-K52
FREMF 2016-K53	FREMF 2016-K54	FREMF 2016-K55
FREMF 2016-K56	FREMF 2016-K57	FREMF 2016-K59
FREMF 2016-K60	FREMF 2016-K722	FREMF 2016-K723

APPENDIX A

FREMF 2016-KF14	FREMF 2016-KF15	FREMF 2016-KF16
FREMF 2016-KF17	FREMF 2016-KF19	FREMF 2016-KF23
FREMF 2016-KF24	FREMF 2016-KF25	FREMF 2016-KIR1
FREMF 2016-KJ03	FREMF 2016-KJ04	FREMF 2016-KJ05
FREMF 2016-KJ07	FREMF 2016-KJ09	FREMF 2016-KS06
FREMF 2016-KS07	FREMF 2016-KW01	FREMF 2016-KX02
FREMF 2017-K61	FREMF 2017-K62	FREMF 2017-K63
FREMF 2017-K64	FREMF 2017-K65	FREMF 2017-K66
FREMF 2017-K67	FREMF 2017-K68	FREMF 2017-K69
FREMF 2017-K70	FREMF 2017-K71	FREMF 2017-K725
FREMF 2017-K726	FREMF 2017-K727	FREMF 2017-K728
FREMF 2017-K729	FREMF 2017-KBF1	FREMF 2017-KF27
FREMF 2017-KF28	FREMF 2017-KF29	FREMF 2017-KF30

APPENDIX A

FREMF 2017-KF31	FREMF 2017-KF32	FREMF 2017-KF34
FREMF 2017-KF35	FREMF 2017-KF36	FREMF 2017-KF37
FREMF 2017-KF38	FREMF 2017-KF39	FREMF 2017-KF40
FREMF 2017-KF41	FREMF 2017-KGS1	FREMF 2017-KJ11
FREMF 2017-KJ12	FREMF 2017-KJ13	FREMF 2017-KJ14
FREMF 2017-KJ16	FREMF 2017-KJ17	FREMF 2017-KJ18
FREMF 2017-KL01	FREMF 2017-KS08	FREMF 2017-KS09
FREMF 2017-KSW3	FREMF 2017-KT01	FREMF 2017-KW02
FREMF 2017-KW03	FREMF 2018-K1505	FREMF 2018-K1506
FREMF 2018-K1507	FREMF 2018-K1508	FREMF 2018-K72
FREMF 2018-K73	FREMF 2018-K730	FREMF 2018-K731
FREMF 2018-K732	FREMF 2018-K75	FREMF 2018-K76
FREMF 2018-K77	FREMF 2018-K78	FREMF 2018-K79

APPENDIX A

FREMF 2018-K80	FREMF 2018-K81	FREMF 2018-K82
FREMF 2018-K83	FREMF 2018-K84	FREMF 2018-K86
FREMF 2018-KBF2	FREMF 2018-KBX1	FREMF 2018-KC02
FREMF 2018-KF42	FREMF 2018-KF43	FREMF 2018-KF44
FREMF 2018-KF45	FREMF 2018-KF46	FREMF 2018-KF47
FREMF 2018-KF48	FREMF 2018-KF49	FREMF 2018-KF50
FREMF 2018-KF51	FREMF 2018-KF52	FREMF 2018-KF53
FREMF 2018-KF55	FREMF 2018-KF56	FREMF 2018-KHG1
FREMF 2018-KI01	FREMF 2018-KI03	FREMF 2018-KJ19
FREMF 2018-KJ20	FREMF 2018-KJ22	FREMF 2018-KJ23
FREMF 2018-KL02	FREMF 2018-KL03	FREMF 2018-KP05
FREMF 2018-KS10	FREMF 2018-KSL1	FREMF 2018-KSW4
FREMF 2018-KW04	FREMF 2018-KW05	FREMF 2018-KW06

APPENDIX A

FREMF 2018-KW07	FREMF 2018-KX03	FREMF 2019-K100
FREMF 2019-K101	FREMF 2019-K102	FREMF 2019-K103
FREMF 2019-K1510	FREMF 2019-K1511	FREMF 2019-K1512
FREMF 2019-K1513	FREMF 2019-K1514	FREMF 2019-K734
FREMF 2019-K735	FREMF 2019-K736	FREMF 2019-K87
FREMF 2019-K88	FREMF 2019-K89	FREMF 2019-K90
FREMF 2019-K92	FREMF 2019-K93	FREMF 2019-K94
FREMF 2019-K95	FREMF 2019-K96	FREMF 2019-K97
FREMF 2019-K98	FREMF 2019-K99	FREMF 2019-KBF3
FREMF 2019-KC04	FREMF 2019-KC05	FREMF 2019-KC06
FREMF 2019-KC07	FREMF 2019-KF57	FREMF 2019-KF60
FREMF 2019-KF61	FREMF 2019-KF62	FREMF 2019-KF63
FREMF 2019-KF64	FREMF 2019-KF65	FREMF 2019-KF66

APPENDIX A

FREMF 2019-KF67	FREMF 2019-KF68	FREMF 2019-KF70
FREMF 2019-KF72	FREMF 2019-KF73	FREMF 2019-KJ25
FREMF 2019-KJ26	FREMF 2019-KJ27	FREMF 2019-KL04
FREMF 2019-KS11	FREMF 2019-KS12	FREMF 2019-KS13
FREMF 2019-KW08	FREMF 2019-KW09	FREMF 2019-KW10
FREMF 2020-K104	FREMF 2020-K108	FREMF 2020-K109
FREMF 2020-K111	FREMF 2020-K112	FREMF 2020-K113
FREMF 2020-K114	FREMF 2020-K115	FREMF 2020-K116
FREMF 2020-K118	FREMF 2020-K119	FREMF 2020-K122
FREMF 2020-K1517	FREMF 2020-K737	FREMF 2020-K738
FREMF 2020-K739	FREMF 2020-K740	FREMF 2020-KF74
FREMF 2020-KF75	FREMF 2020-KF77	FREMF 2020-KF78
FREMF 2020-KF79	FREMF 2020-KF81	FREMF 2020-KF82

APPENDIX A

FREMF 2020-KF83	FREMF 2020-KF86	FREMF 2020-KF88
FREMF 2020-KF89	FREMF 2020-KF90	FREMF 2020-KF91
FREMF 2020-KF92	FREMF 2020-KF93	FREMF 2020-KF94
FREMF 2020-KF95	FREMF 2020-KG04	FREMF 2020-KHG2
FREMF 2020-KI05	FREMF 2020-KJ28	FREMF 2020-KJ29
FREMF 2020-KJ30	FREMF 2020-KJ31	FREMF 2020-KJ32
FREMF 2020-KS14	FREMF 2020-KSG1	FREMF 2020-KX04
FREMF 2021-K123	FREMF 2021-K126	FREMF 2021-K127
FREMF 2021-K128	FREMF 2021-K129	FREMF 2021-K130
FREMF 2021-K133	FREMF 2021-K134	FREMF 2021-K135
FREMF 2021-K136	FREMF 2021-K1521	FREMF 2021-K1522
FREMF 2021-K741	FREMF 2021-K742	FREMF 2021-K743
FREMF 2021-K744	FREMF 2021-K745	FREMF 2021-K746

APPENDIX A

FREMF 2021-K746 COMPANION	FREMF 2021-KF100	FREMF 2021-KF101
FREMF 2021-KF102	FREMF 2021-KF103	FREMF 2021-KF104
FREMF 2021-KF105	FREMF 2021-KF106	FREMF 2021-KF107
FREMF 2021-KF108	FREMF 2021-KF109	FREMF 2021-KF110
FREMF 2021-KF111	FREMF 2021-KF113	FREMF 2021-KF116
FREMF 2021-KF117	FREMF 2021-KF119	FREMF 2021-KF121
FREMF 2021-KF122	FREMF 2021-KF124	FREMF 2021-KF126
FREMF 2021-KF96	FREMF 2021-KF97	FREMF 2021-KF99
FREMF 2021-KG06	FREMF 2021-KI07	FREMF 2021-KJ33
FREMF 2021-KJ34	FREMF 2021-KJ36	FREMF 2021-KLU3
FREMF 2021-KSG2	FREMF 2022-K139	FREMF 2022-K140
FREMF 2022-K141	FREMF 2022-K142	FREMF 2022-K143
FREMF 2022-K146	FREMF 2022-K148	FREMF 2022-K149

APPENDIX A

FREMF 2022-K150	FREMF 2022-K151	FREMF 2022-K152
FREMF 2022-K747	FREMF 2022-K748	FREMF 2022-K749
FREMF 2022-K750	FREMF 2022-KF128	FREMF 2022-KF130
FREMF 2022-KF131	FREMF 2022-KF132	FREMF 2022-KF133
FREMF 2022-KF134	FREMF 2022-KF135	FREMF 2022-KF136
FREMF 2022-KF137	FREMF 2022-KF138	FREMF 2022-KF140
FREMF 2022-KF141	FREMF 2022-KF142	FREMF 2022-KF143
FREMF 2022-KF145	FREMF 2022-KF146	FREMF 2022-KF147
FREMF 2022-KF148	FREMF 2022-KI09	FREMF 2022-KJ37
FREMF 2022-KJ38	FREMF 2022-KJ39	FREMF 2022-KJ40
FREMF 2022-KJ41	FREMF 2022-KJ42	FREMF 2022-KJ43
FREMF 2022-KSG3	FREMF 2022-KSG4	FRESB 2018-SB47
FRESB 2018-SB50	FRESB 2018-SB51	FRESB 2018-SB53

APPENDIX A

FRESB 2018-SB55	FRESB 2018-SB57	FRESB 2019-SB58
FRESB 2019-SB60	FRESB 2019-SB61	FRESB 2019-SB62
FRESB 2019-SB65	FRESB 2019-SB66	FRESB 2019-SB67
FRESB 2019-SB68	FRESB 2019-SB69	FRESB 2020-SB70
FRETE 2017-ML01	FRETE 2017-ML03	FRETE 2018-ML04
FRETE 2019-ML06	FRETE 2021-ML08	FRETE 2021-ML09
FRETE 2021-ML12	FRETE 2022-ML14	FS CREIT FINANCE GS1
FS CREIT FINANCE MM-1 LLC	FS CREIT FINANCE MS-1 LLC	FS CREIT FINANCE NTX-1 LLC
FS CREIT FINANCE WF-1 LLC	FS RIALTO 2019- FL1 CLO PARTIC	FS RIALTO 2019-FL1
FS RIALTO 2021-FL2	FS RIALTO 2021-FL2 CLO PARTIC	FS RIALTO 2021-FL3
FS RIALTO 2021-FL3 CLO PARTIC	FS RIALTO 2022-FL4	FS RIALTO 2022-FL4 PARTICIPATI
FS RIALTO 2022-FL5	FS RIALTO 2022-FL5 PARTICIPATI	FS RIALTO 2022-FL6
FS RIALTO 2022-FL6 PARTICIPATI	FS RIALTO 2022-FL7	FS RIALTO 2022-FL7 PARTICIPATI

APPENDIX A

FUNB 2001 C2 B NOTES	FUNB 2001 C3 B NOTES	GACM 2020-FL2 CLO
GACM 2020-FL2 COMPANION	GCCP H-1, LLC (GROSSMAN)	GE 2006 C1
GECMC 2004 C2	GECMC 2007-C1	GEMINI ALTO CENTERVILLE WAREHOUSE
GERMAN AMERICAN CAPITAL CORPORATION WH	GOLDMAN 2006-GG6 COMPANION	GOLDMAN 2006-GG8
GOLDMAN 2007-GG10	GOLDMAN SACHS 2005-ROCK	GOLDMAN SACHS WAREHOUSE
GP COMMERCIAL WF LLC REPO	GPMT 2018-FL1	GPMT 2018-FL1 COMPANION
GPMT 2019-FL2	GPMT 2019-FL2 COMPANION	GPMT 2021-FL3
GPMT 2021-FL3 COMPANION	GRACE 2014-GRCE	GRACE 2020-GRCE
GRACE 2020-GRCE COMPANION	Grand Avenue CRE 2019-FL1	GRANITE WAREHOUSE
GRASS RIVER SUB AGREEMENT	GREENWICH CAPITAL FINANCIAL PRODUCTS INC	GREENWICH CCFC 05 GG5 (COMPANION)
GREENWICH CCFC 2004-GG1	GREENWICH CCFC 2007-GG9	GREENWICH CCFC 2007-GG9 COMPANION
GS 2017-STAY	GSMS 2010-C2	GSMS 2011-GC3
GSMS 2011-GC5	GSMS 2012-ALOHA	GSMS 2012-BWTR

APPENDIX A

GSMS 2012-GCJ7	GSMS 2012-GCJ7 COMPANION	GSMS 2012-GCJ9
GSMS 2012-TMSQ	GSMS 2013-GC10	GSMS 2013-GC13
GSMS 2013-GCJ12	GSMS 2013-GCJ14	GSMS 2013-GCJ16
GSMS 2014-GC18	GSMS 2014-GC22	GSMS 2014-GC22 COMPANION
GSMS 2014-GC26	GSMS 2015-590M	GSMS 2015-590M COMPANION
GSMS 2015-GC28	GSMS 2015-GC34	GSMS 2015-GC34 COMPANION
GSMS 2015-GS1	GSMS 2016 GS4	GSMS 2016-GS4 COMPANION
GSMS 2016-RENT	GSMS 2016-RENT COMPANION	GSMS 2017-375H
GSMS 2017-500K	GSMS 2017-GS7	GSMS 2017-GS8
GSMS 2017-GS8 COMPANION	GSMS 2017-SLP	GSMS 2017-SLP REIT
GSMS 2018-3PCK	GSMS 2018-GS10	GSMS 2018-GS10 COMPANION
GSMS 2018-GS9	GSMS 2018-GS9 COMPANION	GSMS 2018-LUAU
GSMS 2018-RIVR	GSMS 2018-SRP5	GSMS 2018-TWR

APPENDIX A

GSMS 2019-GC38	GSMS 2019-GC38 COMPANION	GSMS 2020-GC47
GSMS 2020-GC47 COMPANION	GSMS 2021-ARDN	GSMS 2021-GSA3
GSMS 2021-GSA3 COMPANION	GSMS 2021-IP	GSMSC 2010-C1
H/2 SO IV FUNDING I (WF SUB)	Hana Alternative Private Real Estate Trust No. 70	Hana Alternative Private Real Estate Trust No. 71
Hancock Capital Investment Management	HANCOCK/OPTUM BANK WAREHOUSE	HANGANG WAREHOUSE
HBST 2015-HBS	HERA 2021-FL1	HERA 2021-FL1 COMPANION
HILTON 2016-HHV	HILTON 2016-HHV COMPANION	HILTON 2016-SFP
HMH 2017-NSS	HUDSON YARDS 2016-10HY	HUDSON YARDS 2016-10HY COMPAN
HUDSON YARDS 2019-30HY	HUDSON YARDS 2019-30HY COMPAN	HUDSON YARDS 2019-55HY
HUDSON YARDS 2019-55HY COMPAN	HYUNDAI INVESTMENTS (10HY MEZZ	IMT 2017-APTS
INLAND (IMC LENDING LLC) WAREHOUSE	INLAND (INLAND MORTGAGE CAPITAL)	Inland Mortgage Capital LLC Warehouse
Inland Mortgage Lending REPO	Inpoint CS Loan (soundpoint Credit Suisse Repo)	INPOINT JPM WAREHOUSE
INPOINT REIT OPERATING PARTNER	INTOWN 2022-STAY	Invesco CMI Investments, LP

APPENDIX A

IRVINE CORE OFFICE TRUST 2013-IRV	JAX 2019-LIC	JAX 2019-LIC COMPANION
JEMB MADISON AVE LLC (BASIS I - 292 MAD)	JLC V WAREHOUSE	JLC VII WAREHOUSE
JLC WAREHOUSE IV LLC (DEUTSCHE REPO)	John Hancock GA Mortgage Trust	JP MORGAN CHASE
JPM 2012-CIBX COMPANION	JPM Hilton Orlando Trust 2018-HLTNO	JPM06CIBC15
JPM06CIBC17	JPM07CIBC19	JPM08C2
JPM2007LDP12	JPMBB 2013-C15	JPMBB 2013-C17
JPMBB 2013-C17 COMPANION	JPMBB 2014-C21	JPMBB 2014-C22
JPMBB 2014-C23	JPMBB 2014-C24	JPMBB 2014-C25
JPMBB 2014-C25 COMPANION	JPMBB 2015-C28	JPMBB 2015-C29
JPMBB 2015-C30	JPMBB 2015-C30 COMPANION	JPMBB 2015-C32
JPMBB 2015-C32 COMPANION	JPMBB 2015-C33	JPMBB 2016-C1
JPMC 2002 CIBC5	JPMC 2003 CIBC6	JPMC 2003 ML1
JPMC 2005-LDP2	JPMC 2006-LDP7	JPMC 2006-LDP9

APPENDIX A

JPMC 2006-LDP9 COMPANION	JPMC 2012-CIBX	JPMC 2014-C20
JPMC 2014-C20 COMPANION	JPMCC 2007-LDP11	JPMCC 2012-C6
JPMCC 2013-C16	JPMCC 2014-DSTY	JPMCC 2015-JP1
JPMCC 2015-JP1 COMPANION	JPMCC 2016-JP2	JPMCC 2016-JP2 COMPANION
JPMCC 2016-JP4	JPMCC 2016-JP4 COMPANION	JPMCC 2016-NINE
JPMCC 2016-NINE COMPANION	JPMCC 2017-FL10	JPMCC 2017-FL10 COMPANION
JPMCC 2017-JP7	JPMCC 2017-MARK	JPMCC 2017-MARK COMPANION
JPMCC 2018-ASH8	JPMCC 2018-LAQ (La Quinta Hotel)	JPMCC 2018-PTC
JPMCC 2018-PTC COMPANION	JPMCC 2021-1440	JPMCC 2021-2NU
JPMCC 2021-2NU COMPANION	JPMDB 2016-C2	JPMDB 2016-C2 COMPANION
JPMDB 2016-C4	JPMDB 2016-C4 COMPANION	JPMDB 2017-C5
JPMDB 2017-C5 COMPANION	JPMDB 2018-C8	JPMDB 2018-C8 COMPANION
JW MARRIOTT 2017 MEZZ	KGS-ALPHA RECM WH REPO W/ CITIBANK	KIWOOM 18 WAREHOUSE

APPENDIX A

KIWOOM NONGHYUP WAREHOUSE	KTB CRE Debt Fund No. 14-1 & KTB CRE Debt Fund No. 14-2	LADDER CAPITAL IX WAREHOUSE
LADDER CAPITAL LLC REPO	LADDER CAPITAL REALTY III LLC	LADDER CAPITALVIII REPO
LADDER DEUTSCHE REPO	LADDER JPM REPO	LADDER VI REIT WAREHOUSE
LADDER VI TRS WAREHOUSE	LADDER WELLS FARGO REPO	LB 1999 C1
LB UBS 2004 C4	LB UBS 2004 C6	LB UBS 2004 C6 COMPANION
LB UBS 2005 C1	LB UBS 2005 C1 COMPANION	LB UBS 2006-C4 COMPANION
LB UBS 2006-C6	LB UBS 2006-C7	LB UBS 2008-C1
LB-UBS 2005 C5	LB-UBS 2005 C7	LB-UBS 2005-C7 COMPANION
LB-UBS 2006 C1	LB-UBS 2006 C1 COMPANION	LB-UBS 2006 C3
LB-UBS 2006-C3 COMPANION	LB-UBS 2007-C2	LB-UBS 2007-C6
LB-UBS 2007-C7	LBUBS05C3	LBUBS2005C3 COMPANION
LCCM 2014-909	LCCM 2017-FL2 COMPANION	LCCM 2017-LC26
LCCM 2017-LC26 COMPANION	LCCM 2020-FL3	LCCM 2020-FL3 PML

APPENDIX A

LCCM 2021-FL2	LCCM 2021-FL2 COMPANION	LCCM 2021-FL3
LCCM 2021-FL3 COMPANION	LCCM2013GCP	LCF UBS Bank Repo
LEHMAN-UBS 2005 C5 COMPANION	LEONARDO ASSET FUND	LEONARDO PREFERRED INVESTMENTS
LIBREMAX WAREHOUSE	LIDO FUNDING LLC (STARWOOD)	LOANCORE (JEFFERIES) WAREHOUSE
LOANCORE CAPITAL REIT WAREHOUSE	LONE STAR REPO WITH WELLS FARGO	LONESTAR (RELIUS) WAREHOUSE 2013
LONESTAR REPO WITH CB	LSTAR 2015-3	LSTAR 2016-4
LSTAR 2017-5	LSTAR 2017-5 COMPANION	LSTAR I LLC REPO
LSTAR II LLC (CITIREPO)	M360 2018-CRE CLO	M360 2018-CRE1 COMPANION
M360 2019-CRE2	M360 2019-CRE2 COMPANION	M360 JP WAREHOUSE
M360 MCREIF WAREHOUSE	M360 WH-1 FL Seller, LLC	MACK RE (CMTG MORGAN STANLEY R
MACK RE (DEUTSCHE BANK REPO)	MACK RE BAR	MAD 2017-330M
MAGUIRE CAPITAL GROUP WH	MAN REAL ESTATE DEBT INVESTMENT	MANHATTAN WEST 2020-1MW
MANHATTAN WEST 2020-1MW COMPANION	MARATHON ASSET MANAGEMENT, LLC	MARATHON MAM REPO

APPENDIX A

MARATHON REAL ESTATE CDO 2006-1	MED 2021-MDLN	MERRILL LYNCH 2008-C1
MEZZ CAP 2004-C2	MEZZ CAP 2005-C3	MEZZ CAP 2006-C4
MEZZ CAP 2007-C5	MEZZ CAP LLC (FKA CBA MEZZ)	MFF MEZZANINE
MIDAS ASSET WAREHOUSE	MIDDLE MARKET BANKING	MILLINIUM INMARK NONGHYUP
Mirae Asset Management	MKT 2020-525 COMPANION	MKT 2020-525M
ML 1997-C2	ML-CFC 2006-1	MLCFC 2007 C7
ML-CFC 2007-6	ML-CFC 2007-7	MLCFC06-4
MLCFC07-5	MLCFC07-6	MLCFC07-8
MLCFC07-9	MLFT 2006-1	MLFT 2006-1 (COMPANION)_CAPTRUST
MLMT 2005-CKI1	MLMT06C1	MLMT07C1
MOFT 2020 - ABC	MOFT 2020 - ABC COMPANION	MORGAN STANLEY
MORGAN STANLEY 2007-HQ13	MORGAN STANLEY 2011-C3	MORGAN STANLEY 2020-HR8
MORGAN STANLEY 2020-HR8 COMPANION	MORGAN STANLEY BAML 2012-C6	MORGAN STANLEY SHADOW

APPENDIX A

MORGAN STANLEY WAREHOUSE	MS04TOP15	MS05TOP19
MS06TOP21	MS06TOP23	MS07TOP25
MS07TOP27	MS08TOP29	MSBAM 2013-C11
MSBAM 2013-C11 COMPANION	MSBAM 2013-C12	MSBAM 2013-C12 COMPANION
MSBAM 2013-C13	MSBAM 2013-C8	MSBAM 2014-C14
MSBAM 2014-C15	MSBAM 2014-C15 COMPANION	MSBAM 2014-C16
MSBAM 2014-C17	MSBAM 2014-C18	MSBAM 2014-C19
MSBAM 2014-C19 COMPANION	MSBAM 2015-C22	MSBAM 2015-C22 COMPANION
MSBAM 2015-C23	MSBAM 2015-C23 COMPANION	MSBAM 2015-C24
MSBAM 2015-C25	MSBAM 2015-C25 COMPANION	MSBAM 2015-C26
MSBAM 2015-C27	MSBAM 2015-C27 COMPANION	MSBAM 2016-C28
MSBAM 2016-C28 COMPANION	MSBAM 2016-C29	MSBAM 2016-C30
MSBAM 2016-C30 COMPANION	MSBAM 2016-C31	MSBAM 2016-C31 COMPANION

APPENDIX A

MSBAM 2016-C32	MSBAM 2017-C33	MSBAM 2017-C33 COMPANION
MSBAM 2017-C34	MSBAM 2017-C34 COMPANION	MSC 2014-CPT
MSC 2014-MP	MSC 2015-420	MSC 2015-420 COMPANION
MSC 2016-BNK2	MSC 2016-BNK2 Companion	MSC 2017-ASHF
MSC 2017-HR2	MSC 2018-H3	MSC 2018-H3 COMPANION
MSC 2018-MP	MSC 2018-MP COMPANION	MSC 2019-L3
MSC 2019-L3 COMPANION	MSC 2021-PLZA	MSC 2021-PLZA COMPANION
MSC05HQ6 (COMPANION)_PRUDENTIAL	MSC05HQ7	MSC06HQ10
MSC06IQ11	MSC07HQ12	MSC07IQ13
MSC07IQ16	MSC98WF2	MSCBB 2016-MART
MSCBB 2016-MART COMPANION	MSCCG 2018-SELF	MSCI 2005-TOP19 COMPANION
MSCI 2016-PSQ	MSCI04IQ7	MSCI04IQ8
MSCI05IQ9	MSCI06HQ8	MSCI06HQ9

APPENDIX A

MSCI06TOP21 (NONPOOLED)	MSD01TP3	MSDB 2017-712F
MSDWMC OWNER TRUST 2000-F1	MSFMSFF WH	MSJP 2015-HAUL
MSSG 2017-237P	MSSG 2017-237P COMPANION	MTRO 2019-TECH
MUFG UNION BANK WAREHOUSE	NATIXIS WAREHOUSE	NBS REAL ESTATE CAPITAL WAREHOUSE
NCMS 2018-850T	NCMS 2018-850T COMPANION	NCMS 2018-ALXA
NCMS 2018-ALXA COMPANION	NCMS 2018-FL1	NCMS 2018-FL1 COMPANION
NCMS 2018-PREZ COMPANION	NCMS 2018-SOX	NCMS 2018-SOX COMPANION
NCMS 2018-TECH	NOHT 2019-HNLA	NORTHSTAR (NS HEALTHCARE PT 2) WAREHOUSE
NORTHSTAR CDO IX PRIMARY (MEMORIAL MALL)	NORTHSTAR CDO VI	NORTHSTAR CDO VIII
NORTHSTAR CENTENNIAL REPO	NORTHSTAR DB LOAN NT-II REPO	NORTHSTAR WAREHOUSE
NORTHSTAR-CITI REPO WAREHOUSE	NStar (MS Loan NT-I, LLC) MS Repo	NXT CAPITAL FUNDING II, LLC
NYT 2019-NYT	NYT 2019-NYT COMPANION	OAKTREE BAHAMAS ROF7 MEZZ
OBP DEPOSITOR, LLC TRUST 2010-OBP	OCH ZIFF CG FUNDING I LLC	OCH ZIFF CG FUNDING II LLC

APPENDIX A

OCM OXFORD WAREHOUSE	OMPT 2017-1MKT	One Bryant Park 2019-OBP
ONE LINCOLN 2004-C3	ONE WILLIAM STREET (OWS CF IV	ONE WILLIAM STREET (OWS CF V L
ONE WILLIAM STREET (OWS CF V S	ONE WILLIAM STREET CAP MASTER FUND WH	ONE WILLIAM STREET CF A-2 SPV
ONE WILLIAM STREET CF IX LLC	ONE WILLIAM STREET CF IX SPV L	ONE WILLIAM STREET CF IX-A SPV
One William Street CF VIII LLC	ONE WILLIAM STREET CMBE MN	ONE WILLIAM STREET CMBE MN B S
ONE WILLIAM STREET CMBE MN SPV	ONE WILLIAM STREET CRE FUND L,	One William Street CRE Funding
ONE WILLIAM STREET OWS CF VI	ONE WILLIAM STREET OWS CF VII	ONYP 2020-1NYP
OPC KMPM LLC (OAKPASS) WH	OREI I INVESTMENTS LLC (OHANA)	OREI II INVESTMENTS LLC (OHANA)
OWS ABS MASTER FUND II, LP	OWS BACF SPV LLC (OWS WH)	OWS BCA FUNDING WAREHOUSE
OWS CF A, LLC	OWS CF A-1 SPV LLC	OWS CF II SPV LLC Warehouse
OWS CF III WAREHOUSE	OWS CF SUB I WAREHOUSE	OWS CF VA SPV WAREHOUSE
OWS CF VI SPV WAREHOUSE	OWS CF VIA SPV, LLC	OWS COF I MASTER WH
OWS COMMERCIAL FUNDING 7 WAREH	OWS COMMERCIAL FUNDING II, LTD	OWS Commercial Funding, LLC

APPENDIX A

OWS COMMERCIAL MEZZ WAREHOUSE	OWS CREDIT OPPORTUNITY I WH	OWS I ACQUISITIONS, LLC WH
OXFORD PROPERTIES WAREHOUSE	OXFORD PROPERTIES WAREHOUSE 2	PCRED LENDING II OFFSHORE WH
PCRED LENDING III WAREHOUSE	PCRED LENDING IV WAREHOUSE	PCRED LENDING V COMPANION
PCRED LENDING V WAREHOUSE	PCT 2016-PLSD	PDILS PCILS PFLEX (PIMCO)
PERSI WF WAREHOUSE	PFP 2017-4 COMPANION	PFP 2019-5
PFP 2019-5 COMPANION	PFP 2019-6 CLO	PFP 2019-6 CLO COMPANION
PFP V SUB I LLC	PFP V SUB I LLC REPO	PFP V SUB II LLC
PFPIII	PILLAR FUNDING LLC WAREHOUSE	PIMCO (TOCU I LLC)
PIMCO (TOCU II AND GCCU II) WH	PIMCO Bermuda Trust II: Pimco Bermuda Income Fund	PIMCO FUND WAREHOUSE
PIMCO Funds: PIMCO Income Fund	PIMCO Funds: PIMCO Total Return Fund	PIMCO PIF INVESTMENTS OFFSHORE
PIMCO PIF ONSHORE I	PIMCO PIF ONSHORE II	PIMCO/GOLDMAN REPO
PNC Bank	POLC HOLDINGS I LLC MEZZ WH	POTOMAC TOWER 2022-1
PREDF WAREHOUSE	PRIME PFP VI SUB I Warehouse	PRIME PFP VI SUB IX Warehouse

APPENDIX A

PRIME FINANCE PARTNERS II, L.P.	PRIME MORGAN STANLEY REPO	PRIME PFP (CAPITAL ONE REPO)
PRIME PFP (CITI REPO)	PRIME PFP VI SUB XI LLC	PRIME PFP VI WAREHOUSE
PROPHET WAREHOUSE	PSBAmherst Finance Construction WH	QCMT13QC
QFP II, LP (QUADRANT)	Quadrant Debt Fund, LP	Quadrant Mezz Fund, LP (approved-QMP Management LLC)
RAITH RE FUND I LP WAREHOUSE	RAMSFIELD (CVI ESJ LLC ) WAREHOUSE	RBSCF 2013-GSP
RBSCF 2013-SMV	RCC REAL ESTATE WAREHOUSE	RCP SUB WF REPO
REGIONS BANK WAREHOUSE	REMB Insurance Servicing	REMIC ASSET HOLDINGS WAREHOUSE
RESOURCE (RCC REAL ESTATE SPE	RESOURCE CAPITAL CORP. WAREHOUSE	RESOURCE CAPITAL REPO WAREHOUSE
RESOURCE REPO (WF) WAREHOUSE	RESOURCES REPO WITH DB	RIAL 2022-FL8
RIAL 2022-FL8 PARTICIPATION	RIALTO BARCLAY FSCREIT REPO	Rialto Real Estate Fund III-Debt LP
RIALTO REPO WITH WF	RIALTO RREF-IV D REPO	RIALTO RREF-IV D WAREHOUSE
RIALTO WAREHOUSE 2013	RIALTO/GOLDMAN REPO	Rialto/Natixis Repo
RMF SUB 4 LLC (CITIREPO)	RMF SUB 5 (BARCLAYS REPO)	RMF SUB LLC WF REPO

APPENDIX A

RMF SUB2 LLC (RIALTO REPO)	ROC BRIDGE (BARCLAY REPO)	ROC DEBT STRATEGIES (BRIDGE RE)
ROC DEBT STRATEGIES II MORGAN	ROC DEBT STRATEGIES II WAREHOUSE	ROC DEBT STRATEGY FUND MANAGER LLC
ROCKINCOME WAREHOUSE	ROCKWOOD (375 PARK) WAREHOUSE	ROCKWOOD CAPITAL LLC
ROCKWOOD CAPITAL REAL ESTATE	ROCKWOOD CAPITAL, LLC (NORTHROCK)	ROSS 2017-ROSS
RREF III RIALTO WAREHOUSE	RREF IV - D DLI CR LLC(RIALTO)	RREF IV-D DLI FINANCE LLC
RREF IV-D DLI Finance LLC 2	RREF RIALTO/GOLDMAN REPO	RSF XVI LLC PIMCO
SAMSUNG MEZZ LLC	SAPIR ORGANIZATION(1009 5TH AV	SAS WAREHOUSE 2013 (H2)
SBL 2015-KIND	SBL 2016-KIND	SCULPTOR CAF I
SCULPTOR WAREHOUSE	SFAVE 2015-5AVE	SG CAPITAL PARTNERS WAREHOUSE
SG CAPITAL PARTNERS/ FORETHOUG	SGCMS 2016-C5	SGCMS 2016-C5 COMPANION
SGCMS 2019-787E	SGCMS 2019-787E COMPANION	SGCMS 2020-COVE
SGCMS 2020-COVE COMPANION	SGCP 2018-FL1	SGCP 2018-FL1 COMPANION
SHELTER GROWTH FUND I MRA WH	SHELTER GROWTH HEDGE FUND WH	SHELTER GROWTH JPM WAREHOUSE

APPENDIX A

SHELTER GROWTH MRA	SHELTER GROWTH OPPORTUNITIES	SHELTER OPPORTUNITIES WAREHOUSE
SILVERPEAK RE FINANCE LLC WAREHOUSE	SILVERSTEIN WAREHOUSE	SINGERMAN (RIDGMAR MEZZ LOAN)
SL GREEN - JPM REPO	SL GREEN LOAN SERVICES WH	SL GREEN REALTY CORP/GRAMERCY
SL GREEN WAREHOUSE	SLG 2021-OVA	SMC 2017-TIME COMPANION
SOCIETE GENERALE WAREHOUSE	SOUND MARK HORIZONS FUND LP WAREHOUSE	SOUND POINT CRE FINANCE - AFLACINC
SOUND POINT CRE FINANCE - AFLACNXTJP	SOUND POINT CRE FINANCE - AFLACNXTUS	SOUND POINT CRE FINANCE - SPTAFLAC
SOUND POINT CRE FINANCE -AFLACCREUS	SOVEREIGN BANK NA	SP OFFICE FUNDING LP (STARWOOD)
SPGN 2022-TFLM	SPREF WH II WF REPO	SPREF WH III (SILVERPEAK) COLUMN REPO
SPREF WH IV LLC (ARGENTIC)	SRE FW MEZZ WAREHOUSE (RIDGMAR MEZZ)	SREIT 2021-FLWR
SREIT 2021-IND	SREIT 2021-MFP	SREIT 2021-PALM
SRPT 2014-STAR	STARWOOD (JP MORGAN REPO)	STARWOOD 14 AND 14A/ JP REPO
STARWOOD CAP REPO	STARWOOD CITI REPO SUB 6	STARWOOD METLIFE REPO
STARWOOD MORT FUNDING-MORGAN STANLEY REP	STARWOOD MORT SUB 18 AND SUB 1	STARWOOD MORTGAGE CAPITAL WAREHOUSE

APPENDIX A

STARWOOD MORTGAGE FUNDING V LL	STARWOOD MORTGAGE VII (BMO)	STARWOOD PROPERTY MORTGAGE LLC WAREHOUSE
Starwood Property Mortgage Sub-19, LLC and Starwood Property Mortgage Sub-19-A LLC	STARWOOD PROPERTY MORTGAGE SUB-2, L.L.C.	Starwood Property Mortgage Sub-21, LLC and Starwood Property Mortgage Sub-21-A LLC
STARWOOD SUB 14 REPO	STARWOOD SUB 22 -22A (BARCLAY	STARWOOD SUB 23 -23A (GOLDMAN)
STARWOOD SUB 24 -24A (BMO Harr	STARWOOD SUB 25 -25A (SOCGEN	STARWOOD SUB 30 & 30A (NATIXIS
Starwood Sub 34 & 34A	STARWOOD16 REPO	STRATEGIC ASSET SERVICES LLC W
STRATEGIC ASSET SERVICES MEZZ	STRATEGIC LAND JOINT VENTURE 2	STWD 2019-FL1
STWD 2019-FL1 COMPANION	STWD 2021-FL2	STWD 2021-FL2 COMPANION
STWD 2021-HTS	STWD 2021-LIH	STWD 2022-FL3
STWD 2022-FL3 COMPANION	SUMITOMO WAREHOUSE	TACONIC CAPITAL ADVISORS L. P
TACONIC/AXONIC 4000 WAREHOUSE	TALL PINES WAREHOUSE	TCO 2022-DPM
TD BANK	TEACHERS INSURANCE & ANNUITY ASSOCIATION	TIAA 2007-C4
TIMES SQUARE HOTEL TRUST	TMSQ 2014-1500	TOCU II LLC (PIMCO ENTITY)
TOCU II, LLC (PIMCO SLAM)	TOLIS CINCI WAREHOUSE	TRE SPCM SERIES II PORTFOLIO

APPENDIX A

TRIANGLE (NORTHSIDE-ROSSER DEB	TRIANGLE (NORTHSIDE-ROSSER DEBT HOLDING)	TRIANGLE TCG POINTE WAREHOUSE
TRIANGLE WAREHOUSE	TRT LENDING SUBSIDIARY II LLC WAREHOUSE	TRTX 2018-FL1 COMPANION
TSQ 2018-20TS COMPANION	TUEBOR WAREHOUSE (LADDER)	UBS 2012-C1
UBS 2017-C1	UBS 2017-C1 COMPANION	UBS 2017-C4
UBS 2017-C4 COMPANION	UBS 2017-C6	UBS 2017-C6 COMPANION
UBS 2017-C7	UBS 2017-C7 COMPANION	UBS 2018-C10
UBS 2018-C10 COMPANION	UBS 2019-C17	UBS 2019-C17 COMPANION
UBS 2019-C18	UBS 2019-C18 COMPANION	UBS AG WAREHOUSE
UBS-BARCLAYS 2012-C2	UBS-BARCLAYS 2012-C4	UBS-CITIGROUP 2011-C1
UBSCM 2018-NYCH	UCB07-1	US 2018-USDC
US BANK NA	VDNO 2013-PENN	VERTICAL CRE CDO
Vestas Qualified Investors Private RE Fund Invest Trust No. 35	VLS 2020-LAB	VNO 2012-6AVE
VORNADO DP LLC 2010-VNO	VORNADO REALTY L.P. WAREHOUSE	WABR16BOCA

APPENDIX A

WACHOVIA 2003-C7	WACHOVIA 2004 C11	WACHOVIA 2004 C15
WACHOVIA 2004-C12	WACHOVIA 2005 C17	WACHOVIA 2005-C20
WACHOVIA 2005-C21	WACHOVIA 2006-C23	WACHOVIA 2006-C24
WACHOVIA 2006-C27	WACHOVIA 2006-C28	WACHOVIA 2006-C29
WACHOVIA 2006-C29 COMPANION	WACHOVIA 2007-C30	WACHOVIA 2007-C30 COMPANION
WACHOVIA 2007-C31	WACHOVIA 2007-C31 COMPANION	WACHOVIA 2007-C32
WACHOVIA 2007-C33	WACHOVIA 2007-C33 COMPANION	WACHOVIA 2007-C34
WACHOVIA 2007-WHALE 8 NON TRUST	WACHOVIA RED - TAX CREDIT	WACHOVIA STRUCTURED FINANCE
WALNUT141 WAREHOUSE	WASHINGTON SUB, LLC	WBHT 2019-WBM
WEST TOWN MALL TRUST 2017-KNOX	WEST TOWN MALL TRUST 2017-KNOX COMPANION	WESTIN ST FRANCIS MEZZ (MORGAN STANLEY)
WF LCC V LLC WAREHOUSE	WFB - BRIDGE LOANS	WFB - EVERBANK TRANSFER
WFB - PORTFOLIO	WFCF UCC/INSURANCE SERVICING	WFCF-Cap Fin Corp Canada
WFCF-Cap Fin LLC	WFCF-TradeCap Serv Inc	WFCF-UK London Branch

APPENDIX A

WFCM 2012-LC5	WFCM 2013-120B	WFCM 2013-BTC
WFCM 2013-LC12	WFCM 2014-LC16	WFCM 2014-LC18
WFCM 2015-C26	WFCM 2015-C27	WFCM 2015-C28
WFCM 2015-C28 COMPANION	WFCM 2015-C29	WFCM 2015-C30
WFCM 2015-C31	WFCM 2015-C31 Companion	WFCM 2015-LC20
WFCM 2015-LC20 COMPANION	WFCM 2015-LC22	WFCM 2015-NXS1
WFCM 2015-NXS1 COMPANION	WFCM 2015-NXS2	WFCM 2015-NXS2 COMPANION
WFCM 2015-NXS3	WFCM 2015-NXS3 COMPANION	WFCM 2015-NXS4
WFCM 2015-P2	WFCM 2015-SG1	WFCM 2016-BNK1
WFCM 2016-BNK1 COMPANION	WFCM 2016-C32	WFCM 2016-C33
WFCM 2016-C34	WFCM 2016-C34 COMPANION	WFCM 2016-C35
WFCM 2016-C35 COMPANION	WFCM 2016-C36	WFCM 2016-C36 COMPANION
WFCM 2016-C37	WFCM 2016-C37 COMPANION	WFCM 2016-LC24

APPENDIX A

WFCM 2016-LC25	WFCM 2016-LC25 COMPANION	WFCM 2016-NXS5
WFCM 2016-NXS6	WFCM 2016-NXS6 COMPANION	WFCM 2017-C38
WFCM 2017-C38W	WFCM 2017-C39	WFCM 2017-C39 COMPANION
WFCM 2017-C40	WFCM 2017-C40 COMPANION	WFCM 2017-C41
WFCM 2017-C41 COMPANION	WFCM 2017-C42	WFCM 2017-C42 COMPANION
WFCM 2017-HSDB	WFCM 2017-RB1	WFCM 2017-RB1 COMPANION
WFCM 2017-RC1	WFCM 2017-RC1 COMPANION	WFCM 2017-SMP
WFCM 2018-1745	WFCM 2018-AUS	WFCM 2018-BXI
WFCM 2018-C43	WFCM 2018-C43 COMPANION	WFCM 2018-C44
WFCM 2018-C44 COMPANION	WFCM 2018-C45	WFCM 2018-C45 COMPANION
WFCM 2018-C46	WFCM 2018-C46 COMPANION	WFCM 2018-C47
WFCM 2018-C47 COMPANION	WFCM 2018-C48	WFCM 2018-C48 COMPANION
WFCM 2019-C49	WFCM 2019-C49 COMPANION	WFCM 2019-C50

APPENDIX A

WFCM 2019-C50 COMPANION	WFCM 2019-C51	WFCM 2019-C51 COMPANION
WFCM 2019-C52	WFCM 2019-C52 COMPANION	WFCM 2019-C53
WFCM 2019-C53 COMPANION	WFCM 2019-C54	WFCM 2019-C54 COMPANION
WFCM 2019-JWDR	WFCM 2020-C55	WFCM 2020-C55 COMPANION
WFCM 2020-C56	WFCM 2020-C56 COMPANION	WFCM 2020-C57
WFCM 2020-C57 COMPANION	WFCM 2020-C58	WFCM 2020-C58 COMPANION
WFCM 2021-C59	WFCM 2021-C59 COMPANION	WFCM 2021-C60
WFCM 2021-C60 COMPANION	WFCM 2021-C61	WFCM 2021-C61 COMPANION
WFCM 2021-FCMT	WFCM 2021-SAVE	WFCM 2022-C62
WFCM 2022-C62 COMPANION	WFCM 2022-JS2	WFCM 2022-JS2 COMPANION
WFCM 2022-ONL	WFCM WAREHOUSE	WFCM10C1
WFCM10C1 (PARTICIPATION)_BASIS	WFEF SHADOW LOANS #2	WFLD 2014-MONT
WFRBS 2011-C3	WFRBS 2011-C5	WFRBS 2012-C10

APPENDIX A

WFRBS 2012-C6	WFRBS 2012-C7	WFRBS 2012-C8
WFRBS 2012-C9	WFRBS 2013-C11	WFRBS 2013-C12
WFRBS 2013-C13	WFRBS 2013-C14	WFRBS 2013-C15
WFRBS 2013-C16	WFRBS 2013-C17	WFRBS 2013-C18
WFRBS 2013-UBS1	WFRBS 2014-C19	WFRBS 2014-C20
WFRBS 2014-C21	WFRBS 2014-C22	WFRBS 2014-C23
WFRBS 2014-C24	WFRBS 2014-C25	WFRBS 2014-LC14
WFRBS11C2	WFRBS11C2 (PARTICIPATION)_WEST RIVER	WFRBS11C4
WFRBS11C4 (COMPANION)_LIBERTYLIFE	WMRK 2022-WMRK	WPT 2017-WWP
WPT 2017-WWP COMPANION	YIELD STREET STANDALONE WAREHOUSE	YIELDSTREET WAREHOUSE
ARKANSAS DEVELOP. FINANCE AUTH	BARCLAYS BANK PLC	CUDD & CO.
FANNIE MAE BOND CE	FANNIE MAE DUS CASH	FANNIE MAE DUS/MBS 30/360
FANNIE MAE DUS/MBS ACT/360	Federal Home Loan Mortgage	Federal Home Loan Mortgage

APPENDIX A

Federal Home Loan Mortgage	Federal Home Loan Mortgage	FHA POOLS
FNMA-CASH 30/360	FNMA-CASH ACTUAL/360	FNMA-MBS 30/360
FNMA-MBS 5-50	FNMA-MBS ACTUAL/360	FREDDIE MAC - ARC70 TEBS II
FREDDIE MAC BOND CE	FREDDIE MAC BOND CE (DIRECT P)	G.N.M.A.
MORGAN STANLEY SMITH BARNEY LL	NYC HOUSING DEVELOPMENT CORP	PRIVATE PLACEMENT TEBCE
ROBERT H. WILDER JR	STORMS AND COMPANY	SUN TRUST BANK
THE BANK OF NY MELLON TRUST CO	U.S. BANK TRUST NATIONAL ASSN.	US Bank FBO Baird Strategic
VALLEY GROUP III, LLC	WELLS FARGO BANK N.A.	WELLS FARGO BANK, N.A.
WF DIRECT PURCHASE BONDS